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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) AUGUST 14, 2000
                                                         ---------------


                         HORIZON MEDICAL PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)


            GEORGIA                      000-24025               58-1882343

(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)



            ONE HORIZON WAY
             P.O. BOX 627
          MANCHESTER, GEORGIA                                           31816
(Address of principal executive offices)                              (Zip Code)


        Registrant's telephone number, including area code: 706-846-3126


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS.

Horizon Medical Products, Inc. (the "Company") has reported the following events previously in its Form 10-Q for the period ending June 30, 2000. The purpose of this Current Report on Form 8-K is to file the three documents referenced herein as Exhibits.

On August 14, 2000, the Company entered into the Fifth Amendment to Amended and Restated Credit Agreement and Waiver (the "Fifth Amendment and Waiver") with Bank of America, N.A. ("Bank of America"), successor to Banc of America Commercial Finance Corporation. As of June 30, 2000, the Company has violated certain financial covenants of the Company's $50 million amended and restated credit facility (the "New Credit Facility"), as amended, but pursuant to the Fifth Amendment and Waiver, the Company has obtained a waiver of these covenant violations from Bank of America through July 31, 2000. The Fifth Amendment and Waiver amends certain of the financial covenants and provides that (i) the Company's financial covenant compliance shall be measured monthly rather than quarterly; (ii) the Company shall cooperate and pay all expenses associated with the Bank of America Recovery Group's conduct of collateral and operational audits; and (iii) the Company shall either (a) enter into a letter of intent on or before August 22, 2000 setting forth the terms for an equity investment which is satisfactory to Bank of America or (b) engage an investment banker acceptable to Bank of America to explore strategic alternatives with respect to the sale of a portion or all of the Company's assets or stock. Pursuant to Emerging Issues Task Force 86-30, Classification of Obligations When a Violation is Waived by the Creditor, the Company has reclassified the debt under its New Credit Facility from long term liabilities to current liabilities on its balance sheet dated June 30, 2000. The preceding summary of the transaction is qualified in its entirety by the more detailed information contained in the copy of the Fifth Amendment and Waiver included as Exhibit 10.1 to this Current Report.

The Company and Banc of America Commercial Finance Corporation also amended the New Credit Facility on June 6, 2000 (the "Fourth Amendment") to provide a short-term bridge loan (the "Bridge Loan") to the Company in the principal amount of $900,000. The proceeds of the Bridge Loan were used to fund a short-term bridge loan to Marshall B. Hunt, the Company's Chairman, CEO and largest shareholder. (See Notes 4 and 5 to the Company's interim condensed consolidated financial statements included in the Company's Form 10-Q for the period ending June 30, 2000). The Bridge Loan and related interest are due on August 30, 2000. In the event that the Company is unable to pay the amount due under the Bridge Loan, it will be in default under the New Credit Facility. In such event, the business, results of operation and consolidated financial condition of the Company will be materially adversely affected. The preceding summary of the transaction is qualified in its entirety by the more detailed information contained in the copy of the Fourth Amendment included as Exhibit
10.2 to this Current Report.

As permitted under the New Credit Facility documents and under the Bridge Loan documents, Bank of America has instituted a sweep arrangement whereby funds collected in the Company's depositary accounts are swept periodically into the Company's lockbox account with Bank of America and applied against the outstanding loan under the New Credit Facility. The financial institutions which hold such accounts have been notified by Bank of America that such lockbox arrangements have been instituted, and the Company's and its subsidiaries' right to withdraw, transfer or pay funds from the accounts has been terminated. The Company may apply to receive additional loans under the New Credit Facility to the extent such loan has been paid down under the lockbox arrangement. There can be no assurance that Bank of America will agree to loan the Company additional funds under the New Credit Facility. The failure of the Company to secure additional loans from Bank of America will have a material adverse effect on the Company's business, results of operations, consolidated financial condition, liquidity and ability to pay its


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debts as they become due. The preceding summary of the transaction is qualified by the more detailed information contained in the copy of the Letter Agreement, dated as of June 6, 2000, between the Company and Bank of America regarding the new cash management system included as Exhibit 10.3 to this Current Report.

The Company is continuing negotiations with various lenders and potential investors to refinance its existing senior indebtedness and to provide new subordinate debt or equity investment. Quarterly payments of principal under the New Credit Facility commence on October 1, 2000 and continue thereafter on each January 1, April 1, July 1 and October 1 for sixteen quarters. (See Note 4 to the Company's interim condensed consolidated financial statements included in the Company's Form 10-Q for the period ending June 30, 2000.) Should the Company not be successful in refinancing its existing senior indebtedness or securing new subordinate debt or equity investment, the Company may again violate certain financial covenants of the New Credit Facility as of August 31, 2000 or may be unable to pay the August 30, 2000 Bridge Loan payment or October 1, 2000 principal installment payment and subsequent principal installment payments. Should this covenant violation occur and not be waived by Bank of America or should the Company be unable to make the August 30, 2000 Bridge Loan payment or the October 1, 2000 or subsequent principal payments, there could be a material adverse effect on the Company's business, consolidated financial condition, results of operations, liquidity and ability to pay its debts as they become due.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits.

         Exhibit Number    Description
         --------------    -----------
         *** 10.1          Fifth Amendment to Amended and Restated Credit
                           Agreement and Waiver, dated as of August 14, 2000, by
                           and among the Company, Horizon Acquisition Corp.,
                           Strato/Infusaid, Inc., Stepic Corporation, the
                           Lenders referred to therein and Bank of America,
                           N.A., successor to Banc of America Commercial Finance
                           Corporation, as Agent.

         *** 10.2          Fourth Amendment to Amended and Restated Credit
                           Agreement, dated as of June 6, 2000, by and among the Company, the Lenders referred to therein and Banc of America Commercial Finance Corporation, as Agent.

         *** 10.3 Letter Agreement, dated as of June 6, 2000, between the Company and Banc of America Commercial Finance
                           Corporation.


*** PORTIONS OF THESE EXHIBITS HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.


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                         HORIZON MEDICAL PRODUCTS, INC.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             HORIZON MEDICAL PRODUCTS, INC.
                                             ------------------------------
                                                      (Registrant)


August 18, 2000                              By:      /s/ Robert M. Dodge
---------------                                 --------------------------------
                                                Senior Vice-President and
                                                Chief Financial Officer


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